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                                                                    EXHIBIT 99.1




                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002





In connection with the Quarterly Report of Lakes Entertainment, Inc. (the "Company") on Form 10-Q/A for the period ended March 31, 2002 as amended by a filing with the Securities and Exchange Commission on the date hereof (the "Report"), I, Lyle Berman, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                                     /s/ Lyle Berman
                                                     -------------------------
                                                     Lyle Berman
                                                     Chief Executive Officer
                                                     September 18, 2002